



100Ah






EXPION360®

Industry Leader in
Lithium Battery Power Solutions

Fourth Quarter and Fiscal Year 2023 Financial Results Conference Call

NASDAQ: XPON

Corporate Presentation

March 28, 2024

Important Cautions & Disclaimers

Certain statements contained in this presentation (this “Presentation”) are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which statements are subject to considerable risks and uncertainties. Expion360, Inc. (the “Company”) intends such statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements other than statements of historical fact, including statements regarding the Company’s beliefs, plans and expectations about the Company’s operations, future development plans, growth prospects, product pipeline and development, anticipated timing of commercial launches, beliefs about market size and opportunity, including customer base, market conditions, and factors beyond the Company’s control or and involve known and unknown risks and uncertainties that could cause actual results to differ materially from those contemplated by the relevant forward-looking statements. Forward-looking statements contained in this Presentation regarding past trends or activities should not be taken as a representation that such trends or activities will continue in the future. The Company and its affiliates expressly disclaim any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. You should not place undue reliance on forward-looking statements, which speak only as of the date of this Presentation.

Certain information contained in this Presentation relates to, or is based on, studies, publications, surveys and other data obtained from third-party sources and the Company’s own internal estimates and research. While the Company believes these third-party sources to be reliable, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while the Company believes its own estimates and research are reliable, such estimates and research have not been verified by any independent source.

This Presentation is not intended for any commercial purpose but strictly for educational or informational purposes only. Please note that some photographs and images appearing in this presentation are not necessarily those of the Company or accurate representations of its products or operations, but may be stock images, third-party operations, product mock-ups, and/or may have been edited for competitive or confidentiality reasons. All third-party images are used for non-commercial, illustrative and educational ‘fair use’ purposes only. All images and trademarks remain the property of their respective owners.

EXPION360
NASDAQ:XPON

Agenda

- **Introduction and Corporate Overview**
- **2023 & Subsequent Highlights**
- **Strategic Positioning in Premium Markets**
- **e360 Home Energy**
- **Superior Technology, Aesthetics, Design, Materials & Construction**
- **Ongoing Initiatives**
- **Go-to-Market Channels**
- **Financial Results**
- **Closing Summary**
- **Q&A**



Brian Schaffner

CEO

- 30+ years of executive experience in a variety of capacities including CEO, CFO, CIO and controller.
- Former CEO of Capital Physical & Hand Therapy, a multi-site healthcare organization.
- Previously served as operations controller of senior care provider with $550M in annual revenues & $2B in assets.



Greg Aydelott

CFO

- 20+ years of experience in financial management and operations, including accounting, budgeting, business development and strategic planning, M&A, regulatory compliance, facility construction and customer relations.
- Served as senior financial analyst for a network of hospitals, clinics and health services with system-wide annual revenues of $1.5 billion.
- Former director of business operations at a senior care provider with annual revenues of over $20 million.



Paul Shoun

Co-Founder, President & COO

- 30+ years experience in project management, product development, engineering leadership, business accounting, ERP/CRM system management and product marketing.
- Founded and led Shounco Design Studios, an engineering consulting firm focused on scalability and manufacturability of products through automation and process improvement.

Corporate Overview

EXPION360
NASDAQ:XPON

Expion360 is an industry leader of premium lithium iron phosphate (LiFePO4) batteries and accessories for recreational vehicles and marine applications, now entering the Light Electric Vehicle (LEV), home energy storage and industrial markets.

- Experts in design and integration of battery power components and finished products
- Lithium battery advantages to lead acid including superior economies, size, capacity, durability and life span, combined with rapid solar adoption, are driving a generational transition for energy storage
- Leveraging established experience in RV and Marine to enter larger LEV, home energy storage & industrial markets
- Strategic battery supplier for RV OEMs with multiple channels and points of distribution
- Differentiated patented and proprietary technology creates strong defensible position
- Experienced management team and board across engineering, technology and finance

2023 and Subsequent Highlights

EXPION360
NASDAQ:XPON

- February 2023: Custom 360Ah battery passed UL 1973 certification. We also achieved UL 1973 compliance for our 450Ah EX1 batteries in March 2024.
- June 2023: Unveiled e360 SmartTalk, an innovative mobile app that allows seamless integration and management of e360 Bluetooth-enabled LiFePO4 batteries.
- August 2023: Strengthened corporate governance with the appointment of tech industry veteran, innovator and business leader, Tien Nguyen, to the board of directors.
- September 2023: Introduced a new 4.5 Ah 26650 lithium iron phosphate battery cell, which will allow an increase in energy density by over 32% compared to traditional 3.4 Ah 26650 cells.
- December 2023: Announced our entry into the home energy storage market with our introduction of two premium LiFePO4 battery storage solutions: a wall mounted all-in-one inverter and 10kW battery, and an expandable server rack style battery cabinet system.
- December 2023: Strengthened balance sheet following financing commitments of up to $22.5M from 3i, LP and Tumim Stone Capital, LLC.

Battery Portfolio Evolution

EXPION360
NASDAQ:XPON

Strategic Positioning in Established & Future Premium Markets

LiFePO4 Batteries Power:

Recreational Vehicle & Overland	Boating & Marine	Light Electric Vehicle (LEV)	Home Energy Storage	Industrial Applications
Systems and appliances, replacing noisy generators for off grid power and charged by engine or solar	Trolling motors and operating cabin electronics	Golf carts with sufficient power and reliability	New home and commercial solar power storage solutions	Additional capacities for electric forklift and industrial material handling






Example potential application (not actual)

Established → **Future**

Across all 5 Market Segments we have 11 Patents Pending

EXPION360
NASDAQ:XPON

Future Market Expansion

e360 Home Energy

- Expion360 plans to begin taking orders for the new energy solutions in the second quarter of 2024
- Shipments expected to commence in the second half of 2024
- High margin solution provides scalability & versatility
- Recurring revenue opportunity
- Target Market
  - Home and small commercial solar users and installers who want a high performance, modular, easy to install and use battery back-up capacity solution
- Market Channels
  - Solar installers
  - Electrical contractors, retailers and wholesalers
  - Big box stores and franchise hardware retailers
  - Builders in premium home and small commercial market space
  - Energy services providers





Concept mockup/artistic rendering (not actual).

EXPION360
NASDAQ:XPON

Technology Advantages

- **Overall:** compact, high-capacity and significant reliability
- **Lithium-Iron Phosphate Chemistry**: recognized as among the safest battery chemistries
- **2-3 times faster charging**: enables users to rapidly charge to capacity compared to lead acid batteries
- **Higher Energy Density**: provides 50% more usable energy compared to lead acid batteries
- **50% lighter** than lead acid batteries
- **Innovative mobile app** enables seamless integration to wirelessly monitor performance and view analytics
- **User-Centric**: flexible & modular; designed for ease of placement and integration
- **Extended Lifespan**: ~12+ years; 3K-5K charging cycles. 10x more life cycles than lead acid batteries


450 Ah
450 Ah

e360 12-volt 450 Ah battery features new proprietary anode/cathode design that increases energy density by >32% to reach 4.5 Ah vs. traditional 3.4 Ah 26650 cells while maintaining similar cost, weight, and size of traditional cells.


EXPION360
EXPION360



e360 SmartTalk allows you to Wirelessly monitor performance and view analytics on virtually any Bluetooth-enabled mobile device.

Why Customers Choose E360

Superior Aesthetics, Design, Materials & Construction

EXPION360
NASDAQ:XPON

- Rugged Design: IP66-rated enclosures for protection in variety of environments. Easy placement and integration.
- Fiber Glass Infused ABS Plastic for Enhanced Strength
- UL-94 V0 FIRE RATED
- IP66 Dust & Water Ingress Protection Rating
- E360 (12V/360Ah) has 3.5x the Capacity of Average RV Battery & Unique Form Factor
- Long Warranties: Industry-Best up to 12 years



QUALITY CONNECTIONS
- Oversized brass terminal pads.
- Plainly and permanently marked polarity.

HIGH-PERFORMANCE BATTERY MANAGEMENT SYSTEM
- Under or overvoltage shutdown.
- Under or overtemperature shutdown.
- Short circuit protection.
- Auto-reset.

SAFE BATTERY CONSTRUCTION
- Top-quality cells welded to thick solid-copper distribution plate.
- All terminals are epoxy sealed.
- TEi listed battery (UL 1973).
- UL recognized cells (UL 1642) - file No. MH64383

RUGGED CASE
- UL 94 V-0 rated fiberglass-infused ABS case.
- Engineered insulation.
- Custom, no-slip, tie-down points.
- Round corners add strength & absorb shock.
- Rubber feet prevent sliding & reduce vibration.

Product Line for Use Across Markets

EXPION360
NASDAQ:XPON



12V Group 24

60Ah, 80Ah, 95Ah



12V Group 27 LiFePO4

100Ah, 120Ah



12V Group 27 SmartTalk™ & VHC™

100Ah, 132Ah



12V GC2 SmartTalk™ & VHC™

144Ah, 162Ah



48V GC2 SmartTalk™

36Ah



12V EX1

368Ah



12V EX1 SmartTalk™

368Ah, 450Ah



12V EX2 Edge SmartTalk™ & VHC™

204Ah, 240Ah



48V EX2 Edge SmartTalk™ & VHC™

51Ah, 60Ah



AURA Powercap 600W Inverter Bundle

60Ah, 80Ah, 95Ah

Plus: Power Bundles, Mounting Kits, Adapter Cables, Inverters, Battery Monitor Kits, Chargers & Thermal Jackets

EXPION360
NASDAQ:XPON

Go-to-Market Channels

Dealer Direct

- Sell directly to dealers who offer Expion360 products to their customers
- 300+ dealers & growing

Distributors

- Our distributors provide us access to thousands of retail store locations nationwide
- Elevates brand awareness and opens the door to new applications

OEM

- Offers customers a scalable integrated power system solutions for their products
- Highly scalable & reduced time-to-market

Private Label

- Our standardized products sold under client's existing brand
- Enables turnkey, fast time-to-market, and rapid brand expansion
- Scale compatibility

Expanding Reseller Network: **300+** Nationwide and Growing

Our Proprietary Products & Manufacturing Capabilities are at the Foundation of Our Go-to-Market Strategy

CAMPING WORLD · INTERSTATE BATTERIES Outrageously Dependable · meyer DISTRIBUTING · CUBE SERIES™ · CHINOOK RV · IMPERIAL OUTDOORS

EXPION360
NASDAQ:XPON

Fourth Quarter 2023 Financial Highlights

$ in millions	Three Months Ended December 31 2023		Three Months Ended December 31 2022	
Revenue	$	0.9	$	1.4
Gross profit	$	0.2	$	0.3
Gross margin (%)		23.9%		22.3%
Selling, general & administrative expenses	$	2.4	$	1.8
Net loss	$	2.2	$	1.5

EXPION360
NASDAQ:XPON

Fiscal Year 2023 Financial Highlights

$ in millions	Twelve Months Ended December 31 2023		Twelve Months Ended December 31 2022	
Revenue	$	6.0	$	7.2
Gross profit	$	1.6	$	2.3
Gross margin (%)		26.3%		31.9%
Selling, general & administrative expenses	$	8.7	$	8.2
Net loss	$	7.5	$	7.5
Cash and cash equivalents	$	3.9	$	7.2

December 2023: Strengthened balance sheet following financing commitments of up to $22.5M from 3i, LP and Tumim Stone Capital, LLC.

EXPION360
NASDAQ:XPON

Closing Summary

- **We are confident about our growth trajectory for 2024**
- **2023 RV shipments down 36.5%[1]**, Expion360 revenue down only 16.5% on increased market share
- **Expanded our addressable market with launch of Home Energy Storage Solutions** for Micro-Energy Grid and Shipments expected to commence in the second half of 2024
- **We believe that our markets are shifting to custom solutions built to spec. We believe our focus on this combined with our continued sales of industry standard products should combine for a very good year in 2024 and beyond.**
- **We strive to share timely, impactful sales and product updates** on a regular basis and expect to continue making such announcements
- **Discussions with OEMs** increased in 2023 versus 2022
- **Industry leader** in premium lithium battery power storage solutions with expert design and integration of battery power components and finished products
- **Selected as strategic supplier** by multiple RV OEMs
- **Continuing to add features, improve energy density and develop unique OEM-centric form factors**
- **Strengthened balance sheet** following financing commitments of up to $22.5M from 3i, LP and Tumim Stone Capital, LLC

1. RV News Monthly Wholesale RV Units Shipments to Dealerships


EXPION360
2025

Q&A

Contact Us

Expion360 Headquarters
2025 SW Deerhound Ave.
Redmond, OR 97756
Tel +1 (541)797-6714

Investor Relations Contact
Chris Tyson, Executive Vice President
MZ Group - MZ North America
949-491-8235
XPON@mzgroup.us
www.mzgroup.us